UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

Q THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52062	20-3708500
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Arapeen Drive, Suite 102 Salt Lake City, UT	84108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 582-5400

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 4, 2015, Q Therapeutics, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has cleared its Investigational New Drug Application (IND) for the initiation of Phase 1/2a clinical trials of its Q-Cells® product in patients with amyotrophic lateral sclerosis (ALS). The Company anticipates the commencement of its Phase 1/2A clinical trial during the second half of 2015.

The foregoing summary is qualified in its entirety by reference to the full text of the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	Press Release of the Company, dated June 4, 2015 and titled Novel Cellular Therapeutic Approach for ALS Gets FDA Clearance for First-In-Human Trials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2015	Q THERAPEUTICS, INC.

	By:	/s/ DEBORAH A. EPPSTEIN
Deborah A. Eppstein, PhD
	Title:	Chief Executive Officer, President
(Principal Executive Officer)

EXHIBIT INDEX

Q THERAPAEUTICS, INC.

Number	Exhibit

99.1	Press Release of the Company, dated June 4, 2015 and titled Novel Cellular Therapeutic Approach for ALS Receives FDA Clearance for First-In-Human Trials